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                                                                   EXHIBIT 10.33





                        1990 EMPLOYEE STOCK OPTION PLAN

                                       OF

                      THE PHOENIX RESOURCE COMPANIES, INC.

                           (EFFECTIVE APRIL 9, 1990)

                     AS AMENDED THROUGH SEPTEMBER 29, 1995

     (AMENDED TO REFLECT JANUARY 1995 & SEPTEMBER 1995 TWO-FOR-ONE SPLITS)

1.       Purpose of the Plan.

         This 1990 Employee Stock Option Plan (the "Plan") is intended as an employment incentive, to retain in the employ of The Phoenix Resource Companies, Inc., a Delaware corporation (the "Company"), and any Parent or Subsidiary of the Company (within the meaning of Section 425(e) or (f) of the Internal Revenue Code of 1986, as amended ("Code")), persons of training, experience and ability, to attract new employees, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted under the Plan will not be incentive stock options as that term is defined in Section 422A of the Code.

2.       Administration of the Plan.

         The Plan shall be administered by the Board of Directors, which shall serve as the Stock Option Committee (the "Committee"); provided, however, that any member of the Board of Directors who is eligible to receive options under the Plan, or any member of the Board of Directors who has, during the year preceding, been eligible to receive options under the Plan, shall not be a member of the Committee. A majority of the Committee and a majority of the directors acting on any matter related to the Plan shall not have been eligible to participate in the Plan or any other plan of the Company or its affiliates which entitles participants to acquire stock, stock appreciation rights or stock options of the Company or its affiliates, other than the Company's 1990 Nonemployee Director Stock Option Plan (the "Director Plan"), at any time within the preceding twelve (12) months. A majority of the Committee and a majority of the directors acting on any matter relating to the Plan shall not be eligible to receive stock options under this Plan ("Options") or any other plan of the Company or its affiliates which entitles participants to acquire stock, stock appreciation rights or stock options of the Company or its affiliates, other than the Director Plan, while serving on the Committee. No director who is eligible to participate in the Plan shall take part in any Committee deliberations or action respecting the Plan related to such director. The Committee shall have full power and authority to designate participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members. Any decision reduced to writing and signed by all the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall have the authority to grant in its discretion to the holder of an outstanding Option in exchange for the surrender and cancellation of such Option, a new Option having a purchase price per share lower than provided in the Option so
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         surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan. All Options granted under this Plan are subject to, and may not be exercised before, the approval of the Plan by the stockholders of the Company pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of compliance with such rule, the entry of an order of confirmation of the bankruptcy plan of reorganization respecting the Company will constitute such stockholder approval.

3.       Designation of Participants.

         The persons eligible for participation in the Plan as recipients of Options shall include only employees of the Company or of any Parent or wholly-owned subsidiary of the Company. Directors of the Company shall not be eligible to participate in the Plan as directors, but Directors otherwise qualified shall be eligible to participate. An employee who has been granted an Option hereunder ("Optionee") may be granted an additional Option or Options, if the Committee shall so determine.

4.       Stock Reserved for the Plan.

         Subject to adjustment as provided in Paragraph 9 hereof, a total of one million, six hundred thousand (1,600,000) shares of Common Stock, par value $.01 per share ("Stock"), of the Company shall be subject to this Plan. Pursuant to Amendment Number One of the Plan, approved by the stockholders at its 1995 Annual Meeting, an additional 600,000 shares of Common Stock, par value $.01 per share, of the Company shall be subject to this Plan, subject to adjustment as provided in Paragraph 9 hereof. The Shares subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any Parent or wholly-owned subsidiary of the Company, and such amount of shares shall be and is hereby reserved for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any Option expire or be cancelled prior to its exercise or relinquishment in full, the shares theretofore subject to such Option, to the extent it had not been exercised, may again be subjected to an Option under the Plan.

5.       Option Price.

         (a) The purchase price of each share of Stock subject to an Option shall be determined by the Committee prior to granting the Option and shall not be less than the fair market value per share of Stock on the date of the grant.

         (b) The fair market value of a share on a particular date shall be deemed to be (i) in the event the Stock is not listed on a stock exchange or traded in the over-the-counter market, the value determined in good faith by the Board of Directors of the Company, which determination shall be conclusive, (ii) in the event the Stock is listed on a national or regional stock exchange, the closing sales price per share of the Stock on such exchange on the date, or, if there shall have been no sale on that date, on the last preceding date on which such a sale or sales were so reported (the "Sale Date") or (iii) if the Stock is traded in the over-the-counter market, the mean between the highest closing bid and lowest




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                 closing asked price for the Stock as reported by the National
                 Association of Securities Dealers Automated Quotation System on the Sale Date, or if not reported by such system, the mean between the closing bid and asked price on the Sale Date as quoted by such quotation source as shall be designated by the Committee.

6.       Option Period.

         Any Option granted under this Plan shall terminate and be of no force and effect with respect to any securities not previously taken up by the Optionee thereunder upon the expiration of the term of such Option as specified in the option agreement relating thereto, which term shall not exceed ten (10) years from the date of grant of such Option.

7.       Exercise of Options.

         (a) The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be exercisable, subject to the applicable provisions of the Plan. The Committee may determine to permit any Option granted hereunder to be exercisable at any time after six (6) months from the date of grant of such Option.

         (b) Options may be exercised solely by the Optionee during his lifetime or after his death by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

         (c) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash, or at the option of the holder of such Option, in Stock theretofore owned by such holder (or any combination of cash and such Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Stock, such Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 5(b) hereof. Any Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holders. The Company may make loans to the Optionees the proceeds of which will be used to exercise the Options granted pursuant to the Plan. Although the terms of any such loans will be determined on an individual basis, such loans will be secured by a lien on the Stock to be purchased by the Optionee and will bear interest at an interest rate to be determined on the date the loan is made that is sufficient to avoid the classification of the loan as a below-market loan under
                 Section 7872 of the Code.

8.       Relinquishment of Options; Assignability.

         (a) The Committee, in granting Options hereunder, shall have discretion to determine whether or not Options shall include a right of relinquishment as hereinafter provided by this Paragraph 8. The Committee shall also have discretion to determine whether an option agreement evidencing an Option granted by the Committee shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of





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                 the Committee's refusing to grant or include a right of
                 relinquishment in any Option granted hereunder or in any option agreement evidencing the same. Subject to the Committee's determining in any case that the grant by it of a right of relinquishment is consistent with Paragraph 1 hereof, any Option granted under the Plan, and the option agreement evidencing such Option, may provide:

                 (i) That the Optionee, or his heirs or other legal representatives to the extent entitled to exercise the Option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the Option (to the extent exercisable as provided in (iv) hereinbelow) for a number of shares of Stock, for an amount of cash or for a combination of Stock and cash, to be determined as follows:

                          (A) The written notice of exercise of such right of relinquishment, provided for in clause
                                  (ii) of this subparagraph (a), shall state the percentage, if any, of the Appreciated Value (as defined below), that such Optionee elects to receive in cash (which percentage is called the "Cash Percentage"), such Cash Percentage to be in increments of 10% of such Appreciated Value up to 100% thereof;

                          (B) The number of shares of Stock of the Company, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to: 100% of the Appreciated Value less the Cash Percentage, multiplied by the excess of (1) the aggregate current market value of the shares of Stock covered by the Option or the portion thereof so relinquished over (2) the aggregate purchase price for such shares specified in such Option (which excess is called the "Appreciated Value"), divided by the then-current market value per share of such Stock; and

                          (C) The amount of cash payable pursuant to such relinquishment shall be an amount equal to the Appreciated Value less the aggregate current market value of the Stock issued pursuant to such relinquishment, if any, which cash shall be paid by the Company subject to such conditions as are deemed advisable by the Committee to permit compliance by the Company with the withholding provisions applicable to employers under the Code (and under any applicable State income tax law);

                 (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered, provided that, in the event the method described above for determining such date of election shall not be or remain consistent with provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Securities and





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                          Exchange Commission thereunder, as presently existing
                          or as may be hereafter amended, which exempt from the operation of said Section 16(b) in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with said Section 16(b) or rules or regulations as the Committee shall in its discretion select and apply;

                 (iii) That the "current market value" of a share on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(b) hereof; and

                 (iv) That the Option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company and (B) the Committee, subject to the provisions of Paragraph 8(b) hereof, shall consent to the election of the holder of such Option to relinquish such Option as set forth in such written notice of relinquishment, and (C) the holder of such Option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove any election of a holder of an Option to relinquish such Option for Stock and cash as provided in Paragraph 8(a) hereof. Neither the Committee nor the Company shall be under any liability to any person by reason of the Committee's disapproval of any election pursuant to this subparagraph (b).

         (c) The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be relinquishable, subject to the applicable provisions of the Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from
                 Section 16(b) of the Exchange Act in whole or in part of any such transaction involving such relinquishment, and Options outstanding, and option agreements evidencing such Options, may be amended, if necessary, to permit such exemption. If an Option is relinquished, such Option shall be deemed to have been exercised to the extent of the number of shares of Stock covered by the Option or part thereof which is relinquished, and no further Options may be granted covering such shares of Stock.

         (d) Neither any Option nor any right to relinquish the same to the Company as contemplated by this Paragraph 8 shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

         (e) No right of relinquishment may be exercised within the first six months of the date of grant of such right; provided, however, that this limitation shall not apply in the event of death or disability.

9.       Capital Change of the Company; Certain Corporate Transactions.

         (a) The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital





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                 structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) The shares with respect to which Options may be granted hereunder are shares of the Stock of the Company as presently constituted. If, and whenever, prior to the delivery by the Company of all of the shares of the Stock that are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, a stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of the Stock outstanding without receiving compensation therefor in money, services or property, the number of shares of Stock available under the Plan and the number of shares of Stock with respect to which Options granted hereunder may thereafter be exercised shall
                 (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share with respect to Options then issued and outstanding shall be proportionately reduced; and
                 (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share with respect to Options then issued and outstanding shall be proportionately increased.

         (c) Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options granted hereunder.

         (d) If the Company is reorganized, or merged or consolidated or party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation, or plan of exchange stockholders of the Company receive any shares of Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its stockholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Options an appropriate number of shares of (i) each class of stock or other securities which were distributed to the stockholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation, or plan of exchange, or
                 (ii) in the case of a Spin Off, the securities distributed to stockholders of the Company together with shares of Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction). Notwithstanding the foregoing, any unmatured installments of the Options shall be accelerated and the Option shall thereupon be exercisable in full without regard to any installment exercise provision in the event of a Change of Control (as defined below).





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                 (i)      For purposes of this Plan, a Change of Control will
                          occur when

                          (A)     any "person," including a "group" as
                                  determined in accordance with Section
                                  13(d)(3) of the Exchange Act is, or becomes the beneficial owner, directly or indirectly, of securities of the Company representing a Control Percentage (as defined below) of the combined voting power of the then outstanding securities of the Company;

                          (B) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor to the Company1;

                          (C) the Company is merged or consolidated with another corporation and as a result of such merger or consolidation a Control Percentage of the outstanding voting securities of the surviving or resulting corporation shall no longer be owned in the aggregate by the stockholders of the Company on April 9, 1990, or their respective affiliates within the meaning of the Exchange Act;

                          (D) the Company transfers substantially all of its assets to another corporation that is not an affiliate of the Company.

                 (ii) The term "Control Percentage" shall mean at least 25% in the event the applicable securities are registered under the Exchange Act or at least 40% in the event the applicable securities are not registered under the Exchange Act.

10.      Purchase for Investment.

         Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.      Taxes.

         The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options or rights of relinquishment granted under the Plan. However, the holder of an Option may pay all or any portion of the taxes required to be withheld by the Company or paid by the holder of the Option in connection with the exercise of all or any portion of this Option (including an exercise through relinquishment) by





__________________________________

1 Pursuant to resolution of the Board of Directors on May 23, 1990, in determining whether a person is the beneficial owner of a Control Percentage, the Stock originally received by a person pursuant to the plan of reorganization of Texas International Company in exchange for securities of Texas International Company shall not be included in the numerator of such computation.

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         electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Stock, having a fair market value determined in accordance with Paragraph 5(b) hereof, equal to the amount required to be withheld or paid. The holder of the Option must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the holder of the Option is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, in the event the method described above for determining such date of election shall not be or remain consistent with provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Securities and Exchange Commission thereunder, as now existing or as may be hereafter amended, then such date of election shall be determined by such other method consistent with the provisions of Section 16(b) of the Exchange Act or rules and regulations as the Committee in its discretion shall select and apply.

12.      Other Rights of Optionees and the Company.

         (a) The Committee, in granting any Option hereunder, shall have the discretion to afford the grantee of such Option any one or more of the following rights, on such terms and subject to such conditions (which may vary from Option to Option) as the Committee shall prescribe in the option agreement relating to such Option: (i) the right to have the shares underlying such Option, to the extent purchasable ("Vested Shares") sold in an underwritten public offering; and (ii) the right to have his Vested Shares purchased or repurchased on the occurrence of such events as may be specified in the option agreement relating to such Option.

         (b) The Committee, in granting any Option hereunder, shall have the discretion to afford the Company the right, on the terms and subject to such conditions (which may vary from Option to Option) as the Committee shall prescribe in the option agreement relating to such Option, to repurchase or cause the purchase of the Vested Shares underlying such Option on the occurrence of such events as may be specified in such option agreement.

13.      Effective Date of Plan.

         The Plan shall be effective as of April 9, 1990.

14.      Amendments or Termination.

         The Board of Directors may amend, alter or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders, would:

         (a) Increase the total number of shares reserved for the purposes of the Plan, except as is provided in Paragraph 9 of the Plan; or

         (b) Alter the class of employees eligible to participate in the Plan, as described in Paragraph 3 hereof.





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15.      Government Regulations.

         The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.


                                        THE PHOENIX RESOURCE COMPANIES, INC.





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